Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
GOING CONCERN

NOTE 3: GOING CONCERN

For the years ended December 31, 2025 and 2024, the Company incurred a net loss from continuing operations of $2,387,482 and $1,247,436, respectively, and has an accumulated deficit of $29,017,305 as of December 31, 2025. At December 31, 2025, we have a working capital deficit of $555,239, compared to $1,059,811 at December 31, 2024.

The Company has been dependent on raising capital through debt and equity financings to meet its needs for cash used in operating and investing activities. During the year ended December 31, 2025, the Company received proceeds of $750,000 from the sale of common stock and proceeds of $250,000 from the exercise of common stock warrants. During the year ended December 31, 2024, the Company received proceeds of $600,000 from the sale of common stock. Until the Company can generate positive cash from operations, it will need to raise additional funding to meet its liquidity needs and to execute its business strategy. As in the past, the Company will seek debt and/or equity financing, which may not be available on reasonable terms, if at all.

The Company’s audited consolidated financial statements for the year ended December 31, 2025 and 2024 were prepared under the assumption that it would continue operations as a going concern. However, the report of the Company’s independent registered public accounting firm that accompanies the Company’s consolidated financial statements for the year ended December 31, 2025 contains a qualification in which such firm expressed substantial doubt about the Company’s ability to continue as a going concern.